SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (date of earliest event reported): October 27, 1997


                    PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

                       (as depositor under the Sale and Servicing Agreement, dated as of August 1, 1997, relating to the Empire Funding Home Loan
Owner Trust 1997-3,  Home Loan Asset Backed Notes Series 1997-3.)
                 (Exact name of registrant as specified in its charter)


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
              Delaware              333-30939             06-1204982
State or Other Jurisdiction (Commission        (I.R.S. Employer
of Incorporation)            File Number)      Identification No.)


1285 Avenue of the Americas
New York, NY                                           10019
(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code:    (212) 713-2000

Item 5.      Other Events

             On behalf of Empire Funding Home Loan Owner Trust 1997-3,
             Home Loan Asset-Backed Notes, Series 1997-2, a Trust created pursuant to the Sale and Servicing Agreement, dated August 1, 1997, by U.S. Bank National Association d.b.a. First Bank National Association, as Indenture Trustee for the Trust, the Indenture Trustee has caused to be filed with the Commission, the Monthly Report dated October 27, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2023.

             A.     Monthly Report Information:
                    Aggregate distribution information for the current distribution date October 27, 1997.

                    Principal           Interest             Ending Balance

                     $1,959,385.20      $1,415,231.09        $221,775,616.19

             B.     Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

             C.     Item 1: Legal Proceedings: NONE

             D.     Item 2: Changes in Securities:    NONE

             E.   Item 4: Submission of Matters to a Vote of Certificatholders:
                    NONE

            F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
                    applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

             1.     Monthly Distribution Report dated October 27, 1997.



                      EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3
                                   PASS-THROUGH CERTIFICATES
                                         SERIES 1997-3


                        DISTRIBUTION STATEMENT
Distribution Date:           10/27/97



            Beginning                                                Ending
           Certificate    Principal     Interest       Total       Certificate
  Class      Balance    Distribution  Distribution  Distribution     Balance
A-1       15,558,443.51  1,959,385.20   117,855.21  2,077,240.41  13,599,058.31
A-2       29,968,000.00          0.00   193,543.33    193,543.33  29,968,000.00
A-3       32,492,000.00          0.00   199,013.50    199,013.50  32,492,000.00
A-4       21,015,000.00          0.00   125,389.50    125,389.50  21,015,000.00
A-5       24,232,000.00          0.00   145,593.93    145,593.93  24,232,000.00
A-6       20,550,000.00          0.00   127,238.75    127,238.75  20,550,000.00
A-7       12,851,519.41          0.00    81,607.15     81,607.15  12,851,519.41
M-1       33,805,733.68          0.00   209,877.26    209,877.26  33,805,733.68
M-2       14,085,722.37          0.00    86,979.34     86,979.34  14,085,722.37
B-1       13,522,293.47          0.00    87,331.48     87,331.48  13,522,293.47
B-2        5,634,288.95          0.00    40,801.64     40,801.64   5,634,288.95
Total    223,715,001.39  1,959,385.20 1,415,231.09  3,374,616.29 221,755,616.19

       Payment of Loss     Interest     Allocable
        Reimbursement   Carry Forward     Loss
Class    Deficiency         Amount       Amount
A-1                  NA          0.00           NA
A-2                  NA          0.00           NA
A-3                  NA          0.00           NA
A-4                  NA          0.00           NA
A-5                  NA          0.00           NA
A-6                  NA          0.00           NA
A-7                  NA          0.00           NA
M-1                0.00          0.00         0.00
M-2                0.00          0.00         0.00
B-1                0.00          0.00         0.00
B-2                0.00          0.00         0.00
Total              0.00          0.00         0.00

               AMOUNTS PER $1,000 UNIT             Ending        Current
         Principal      Interest      Total        Certificate   Pass-Through
Class    Distribution  Distribution   Distribution Balance       Interest Rate
A-1        113.81848388    6.84607668 120.66456056  789.95401162        9.09000%
A-2          0.00000000    6.45833322   6.45833322 1000.00000000        7.75000%
A-3          0.00000000    6.12500000   6.12500000 1000.00000000        7.35000%
A-4          0.00000000    5.96666667   5.96666667 1000.00000000        7.16000%
A-5          0.00000000    6.00833320   6.00833320 1000.00000000        7.21000%
A-6          0.00000000    6.19166667   6.19166667 1000.00000000        7.43000%
A-7          0.00000000    6.35000014   6.35000014 1000.00000000        7.62000%
M-1          0.00000000    6.20833324   6.20833324 1000.00000000        7.45000%
M-2          0.00000000    6.17500031   6.17500031 1000.00000000        7.41000%
B-1          0.00000000    6.45833343   6.45833343 1000.00000000        7.75000%
B-2          0.00000000    7.24166623   7.24166623 1000.00000000        8.69000%


       Payment of Loss     Interest     Allocable
        Reimbursement   Carry Forward     Loss
Class    Deficiency         Amount       Amount
A-1          0.00000000    0.00000000   0.00000000
A-2          0.00000000    0.00000000   0.00000000
A-3          0.00000000    0.00000000   0.00000000
A-4          0.00000000    0.00000000   0.00000000
A-5          0.00000000    0.00000000   0.00000000
A-6          0.00000000    0.00000000   0.00000000
A-7          0.00000000    0.00000000   0.00000000
M-1          0.00000000    0.00000000   0.00000000
M-2          0.00000000    0.00000000   0.00000000
B-1          0.00000000    0.00000000   0.00000000
B-2          0.00000000    0.00000000   0.00000000


                      EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-3
                                   PASS-THROUGH CERTIFICATES
                                  SERIES 1997-3


                        Distribution Date:              10/27/97

                                      Distribution Statement
                        Pooling and Servicing Agreement Dated August 1, 1997

i)   Available Collection Amount                                   3,517,446.59
     Available Distribution Amount                                 3,374,616.29

ii)  Beginning Pool Principal Balances                           224,625,764.36
     Ending Pool Principal Balance                               223,617,328.78

iii)  Class Factors                   Class A-1       0.90377250     0.78995401
                                      Class A-2       1.00000000     1.00000000
                                      Class A-3       1.00000000     1.00000000
                                      Class A-4       1.00000000     1.00000000
                                      Class A-5       1.00000000     1.00000000
                                      Class A-6       1.00000000     1.00000000
                                      Class A-7       1.00000000     1.00000000
                                      Class M-1       1.00000000     1.00000000
                                      Class M-2       1.00000000     1.00000000
                                      Class B-1       1.00000000     1.00000000
                                      Class B-2       1.00000000     1.00000000

iv)  Interest from Mortgagors / Master Servicer                    2,503,220.40
     Interest from Purchased Loans                                     3,879.09
     Interest from Liquidated Mortgage Loans                               0.00
                                                                   2,507,099.49


      Principal Collections (Regular Installments)                   254,379.68
      Principal Collections (Curtailments and Paid in Fulls)         629,955.90
      Substitution Adjustment                                              0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from Purchased Loans                                 124,100.00
                                                                   1,008,435.58


Total Payments                                                     3,515,535.07
plus: Interest Income on Collection, Certificate and                   1,911.52
       Note Distribution Accounts
less:  Trust Fees and Expenses                                       142,830.30
Available Distribution Amount                                      3,374,616.29

v)  Optimal Principal Balances:
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B-1                                                        0.00
          Class B-2                                                        0.00

vi)  Overcollateralization Deficiency Amount (before distribution  9,230,957.13
     Amounts distributed to the Residual Interest                          0.00




vii)  Servicing Compensation                                         140,391.10
      Indenture Trustee Fee                                            2,105.87
      Owner Trustee Fee                                                  333.33


viii)  Overcollateralization Amount                                1,861,712.59
       Overcollateralization Target Amount                        10,141,720.10
       Net Loan Losses                                                     0.00
       Cumulative Net Loan Losses                                          0.00
       Allocable Loss Amount                                               0.00
       Excess Spread                                                 950,949.62

                                                       Beginning         Ending
ix)  Weighted Average Maturity                               237            236
     Weighted Average Home Loan Interest Rate             14.073%        14.074%

x)  Performance information in Servicer's Monthly Remittance Report
         60 Day Delinquency Amount                                   464,895.52
         Six-Month Rolling Delinquency Average                       320,436.81
         Net Delinquency Calculation Amount                                0.00

xi)                                                   Current
                                         Current     Aggregate
Combination Loans                         Number  Principal Balance
A)Defaulted Home Loans                           0          0.00
B)Liquidated Home Loans                          0          0.00
C)Deleted Home Loans because Defective           0          0.00
D)Deleted Home Loans because Defaulted           0          0.00

                                                     Cumulative
                                       Cumulative    Aggregate
Combination Loans                         Number  Principal Balance
A)Defaulted Home Loans                           0          0.00
B)Liquidated Home Loans                          0          0.00
C)Deleted Home Loans because Defective           0          0.00
D)Deleted Home Loans because Defaulted           0          0.00

                                                      Current
                                         Current     Aggregate
Debt Consolidation Loans                  Number  Principal Balance
A)Defaulted Home Loans                           0          0.00
B)Liquidated Home Loans                          0          0.00
C)Deleted Home Loans because Defective           0          0.00
D)Deleted Home Loans because Defaulted           0          0.00


                                                     Cumulative
                                       Cumulative    Aggregate
Debt Consolidation Loans                  Number  Principal Balance
A)Defaulted Home Loans                           0          0.00
B)Liquidated Home Loans                          0          0.00
C)Deleted Home Loans because Defective           0          0.00
D)Deleted Home Loans because Defaulted           0          0.00

                                                     Principal
xii) Delinquency Information                Number    Balance      % of Total
         30-59 Days Delinquent                  21    498,172.06          0.223%
         60-89 Days Delinquent                  10    277,923.63          0.124%
         90-179 Days Delinquent                  5    106,009.01          0.047%
         180 or more Days Delinquent             0          0.00          0.000%
      Loans in foreclosure proceedings           0          0.00          0.000%
         Foreclosed Properties                   0          0.00          0.000%

                                                     Principal
       Loans in bankruptcy proceedings      Number    Balance      % of Total
         30-59 Days Delinquent                   0          0.00          0.000%
         60-89 Days Delinquent                   2     80,962.88          0.036%
         90-179 Days Delinquent                  0          0.00          0.000%
         180 or more Days Delinquent             0          0.00          0.000%
         Aggregate                               2     80,962.88          0.036%





SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


                           By  /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title:Assistant Vice President,
                           First National Association


Dated:       October 31, 1997